UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	The New York Stock Exchange
5.450% Guaranteed Senior Notes Due 2029	AMCR/29	The New York Stock Exchange
3.950% Guaranteed Senior Notes Due 2032	AMCR/32	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on November 19, 2024, Amcor plc, a Jersey public company (“Amcor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Amcor, Aurora Spirit, Inc., a Delaware corporation and wholly-owned subsidiary of Amcor (“Merger Sub”), and Berry Global Group, Inc., a Delaware corporation (“Berry”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Berry, with Berry surviving as a wholly-owned subsidiary of Amcor (the “Merger”). Amcor is filing this Current Report on Form 8-K to provide certain financial information relating to the Merger.

On November 4, 2024, Berry completed the spin-off and merger of its former Health, Hygiene & Specialties Global Nonwovens and Films business (“HHNF Business”) with Glatfelter Corporation, to create Magnera Corporation. In accordance with U.S. GAAP, Berry has determined that the HHNF Business constituted a discontinued operation. In connection with the consummation of the transactions contemplated by the Merger Agreement, and in order to allow Amcor to comply with certain post-closing reporting obligations, this Current Report on Form 8-K is being filed to provide recast financial statements that present the HHNF Business as discontinued operations for the periods described in Item 9.01(a).

Included in this Current Report on Form 8-K are the recast audited consolidated financial statements of Berry for the periods described in Item 9.01(a) below and the notes related thereto, which are included as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements.

The recast audited consolidated balance sheets of Berry as of September 28, 2024 and September 30, 2023, the recast audited consolidated statements of income and comprehensive income, cash flows and changes in stockholders’ equity for each of the two years in the period ended September 28, 2024, and the notes related thereto, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to Berry Global Group, Inc.
99.1

Recast audited consolidated balance sheets of Berry Global Group, Inc. as of September 28, 2024 and September 30, 2023, recast audited consolidated statements of income and comprehensive income, cash flows and changes in stockholders’ equity for each of the two years in the period ended September 28, 2024, and the notes related thereto.

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document).
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In connection with the proposed transaction between Amcor plc (“Amcor”) and Berry Global Group, Inc. (“Berry”), on January 13, 2025, Amcor filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on January 21, 2025, containing a joint proxy statement of Amcor and Berry that also constitutes a prospectus of Amcor. The registration statement was declared effective by the SEC on January 23, 2025 and Amcor and Berry commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders on or about January 23, 2025. INVESTORS AND SECURITY HOLDERS OF AMCOR AND BERRY ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Amcor or Berry through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Amcor are available free of charge on Amcor’s website at amcor.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Berry are available free of charge on Berry’s website at berryglobal.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” “commit,” “estimate,” “potential,” “ambitions,” “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements, including projections as to the anticipated benefits of the proposed Transaction (as defined herein), the impact of the proposed Transaction on Amcor’s and Berry Global Group Inc.’s business and future financial and operating results and prospects, and the amount and timing of synergies from the proposed Transaction, are based on the current estimates, assumptions, projections and expectations of the management of Amcor and Berry and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties many of which are beyond Amcor’s and Berry’s control. Neither Amcor nor Berry nor any of their respective directors, executive officers, or advisors, provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Amcor and Berry. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Amcor’s and Berry’s respective businesses, the proposed Transaction and the ability to successfully complete the proposed Transaction and realize its expected benefits. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger (“Merger Agreement”) in connection with the proposed merger (the “Transaction”) of Amcor and Berry; risk that the conditions to the completion of the proposed Transaction with Berry (including regulatory approvals) are not satisfied in a timely manner or at all; risks arising from the integration of the Amcor and Berry businesses; risk that the anticipated benefits of the proposed Transaction may not be realized when expected or at all; risk of unexpected costs or expenses resulting from the proposed Transaction; risk of litigation related to the proposed Transaction; risks related to the disruption of management’s time from ongoing business operations as a result of the proposed Transaction; risk that the proposed Transaction may have an adverse effect on Amcor’s and Berry’s respective ability to retain key personnel and customers; general economic, market and social developments and conditions; evolving legal, regulatory and tax regimes under which Amcor or Berry operates; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transaction that could affect Amcor’s and Berry’s respective financial performance; changes in consumer demand patterns and customer requirements in numerous industries; the loss of key customers, a reduction in their production requirements, or consolidation among key customers; significant competition in the industries and regions in which Amcor or Berry operates; an inability to expand Amcor’s and Berry’s respective current businesses effectively through either organic growth, including product innovation, investments, or acquisitions; challenging global economic conditions; impacts of operating internationally; price fluctuations or shortages in the availability of raw materials, energy, and other inputs which could adversely affect Amcor’s and Berry’s respective businesses; production, supply, and other commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract and retain Amcor’s and Berry’s respective global executive teams and Amcor’s and Berry’s respective skilled workforce and manage key transitions; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; physical impacts of climate change; cybersecurity risks, which could disrupt Amcor’s and Berry’s respective operations or risk of loss of Amcor’s and Berry’s respective sensitive business information; failures or disruptions in Amcor’s and Berry’s respective information technology systems which could disrupt Amcor’s and Berry’s respective operations, compromise customer, employee, supplier, and other data; a significant increase in Amcor’s and Berry’s respective indebtedness or a downgrade in Amcor’s and Berry’s respective credit ratings could reduce Amcor’s and Berry’s respective operating flexibility and increase Amcor’s and Berry’s respective borrowing costs and negatively affect Amcor’s and Berry’s respective financial condition and results of operations; rising interest rates that increase Amcor’s and Berry’s respective borrowing costs on Amcor’s and

Berry’s respective variable rate indebtedness and could have other negative impacts; foreign exchange rate risk; a significant write-down of goodwill and/or other intangible assets; a failure to maintain an effective system of internal control over financial reporting; an inability of Amcor’s and Berry’s respective insurance policies, including Amcor’s and Berry’s respective use of a captive insurance company, to provide adequate protection against all of the risks Amcor and Berry face; an inability to defend Amcor’s or Berry’s respective intellectual property rights or intellectual property infringement claims against Amcor or Berry; litigation, including product liability claims or litigation related to Environmental, Social, and Governance (“ESG”), matters or regulatory developments; increasing scrutiny and changing expectations from investors, customers, suppliers, and governments with respect to Amcor’s and Berry’s respective ESG practices and commitments resulting in additional costs or exposure to additional risks; changing ESG government regulations including climate-related rules; changing environmental, health, and safety laws; changes in tax laws or changes in Amcor’s and Berry’s respective geographic mix of earnings; and other risks and uncertainties are supplemented by those identified from time to time in Amcor’s and Berry’s filings with the Securities and Exchange Commission, including without limitation, those described under Part I, “Item 1A - Risk Factors” in Amcor’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and Berry’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024, each as updated by Amcor’s or Berry’s quarterly reports on Form 10-Q. You can obtain copies of Amcor’s and Berry’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor and Berry do not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC
Dated: April 29, 2025	By:	/s/ Damien Clayton
	Name:	Damien Clayton
	Title:	Company Secretary